Page 39
                                                             Exhibit 10(iii)A(4)

                                  AMENDMENT OF
                ASPIRATION ACHIEVEMENT INCENTIVE AWARD AGREEMENT
                FOR THE PERFORMANCE CYCLE ENDING AUGUST 31, 2001



         WHEREAS, the undersigned Grantee was granted an Aspiration Achievement Incentive Award ("Aspiration Award") under the NSI Long-Term Achievement Incentive Plan (the "Plan") for the Performance Cycle ending August 31, 2001, as evidenced by an Aspiration Achievement Incentive Award Agreement dated September 22, 1998 (the "Agreement"); and

         WHEREAS, NSI, the Company, and the Grantee desire to amend the Agreement as set forth hereafter;

         NOW THEREFORE, the parties do hereby agree as follows:

         1. Appendix A to the Agreement is amended by deleting the original Appendix A and substituting the Appendix A attached hereto for all purposes of the Agreement. The revised Appendix A reflects revised economic profit measurement that incorporates the business of Holophane Corporation and its subsidiaries.

         2. Capitalized terms used but not defined herein shall have the meaning set forth in the Plan.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the parties to the Agreement.


                             NATIONAL SERVICE INDUSTRIES, INC.



                             By:/s/ James S. Balloun
                                James S. Balloun
                                Chairman, President and Chief Executive Officer



                             NATIONAL SERVICE INDUSTRIES, INC. (GA)



                             By:/s/ James S. Balloun
                                James S. Balloun
                                Chairman, President and Chief Executive Officer



                             ------------------------------------
                             Name of Grantee:  Grantee

Page 40
                                                             EXHIBIT 10(iii)A(4)


                               Revised Appendix A

              Aspiration Award Program Illustration - FY 1999-2001


Name:                    James S. Balloun
Position:                Chairman & Chief Executive Officer
Division:                Corporate
Salary:                  $800,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY99-01  Economic Profit (in millions)                       **                  **                **
Individual AAI Opportunity                               $  100,000          $  400,000       $ 2,000,000

**Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

                                                                         Page 41
                                                             EXHIBIT 10(iii)A(4)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1999 - 2001 PERFORMANCE PERIOD


                                  NSI CORPORATE




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.01562

     b = 0.07813


Above Commitment Level EP:

     a = 0.03390

     b =-1.00000


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 42
                                                             EXHIBIT 10(iii)A(4)


                               Revised Appendix A

              Aspiration Award Program Illustration - FY 1999-2001


Name:                    George H. Gilmore, Jr.
Position:                Executive Vice President and Group President
Division:                Corporate
Salary:                  $450,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY99-01  Economic Profit (in millions)                       **                  **                **
Individual AAI Opportunity                               $   40,500          $  162,000       $   810,000

**Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

                                                                         Page 43
                                                             EXHIBIT 10(iii)A(4)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1999 - 2001 PERFORMANCE PERIOD


           CHEMICAL GROUP, NATIONAL LINEN SERVICE, AND AECO OPERATIONS




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.06466

     b =-1.46336


Above Commitment Level EP:

     a = 0.13746

     b =-4.23711


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 44
                                                             EXHIBIT 10(iii)A(4)


                               Revised Appendix A

              Aspiration Award Program Illustration - FY 1999-2001


Name:                    Brock A. Hattox
Position:                SVP, Chief Financial Officer
Division:                Corporate
Salary:                  $380,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY99-01  Economic Profit (in millions)                       **                  **                **
Individual AAI Opportunity                               $   45,600          $  182,400       $   912,000

**Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

                                                                         Page 45
                                                             EXHIBIT 10(iii)A(4)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1999 - 2001 PERFORMANCE PERIOD


                                  NSI CORPORATE




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.01562

     b = 0.07813


Above Commitment Level EP:

     a = 0.03390

     b =-1.00000


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 46
                                                             EXHIBIT 10(iii)A(4)


                               Revised Appendix A

              Aspiration Award Program Illustration - FY 1999-2001


Name:                    David Levy
Position:                EVP, Administration & Counsel
Division:                Corporate
Salary:                  $365,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY99-01  Economic Profit (in millions)                       **                  **                **
Individual AAI Opportunity                               $   43,800          $  175,200       $   876,000

**Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

                                                                         Page 47
                                                             EXHIBIT 10(iii)A(4)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1999 - 2001 PERFORMANCE PERIOD


                                  NSI CORPORATE




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.01562

     b = 0.07813


Above Commitment Level EP:

     a = 0.03390

     b =-1.00000


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 48
                                                             EXHIBIT 10(iii)A(4)


                               Revised Appendix A

              Aspiration Award Program Illustration - FY 1999-2001


Name:                    Stewart A. Searle III
Position:                SVP, Corporate Developement
Division:                Corporate
Salary:                  $240,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY99-01  Economic Profit (in millions)                       **                  **                **
Individual AAI Opportunity                               $   28,800          $  115,200       $   576,000

**Confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

                                                                         Page 49
                                                             EXHIBIT 10(iii)A(4)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1999 - 2001 PERFORMANCE PERIOD


                                  NSI CORPORATE




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.01562

     b = 0.07813


Above Commitment Level EP:

     a = 0.03390

     b =-1.00000


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.